UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2023

THE CANNABIST COMPANY HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 14, 2023, The Cannabist Company Holdings Inc., a British Columbia corporation (the “Company”), issued a press release announcing financial results for the quarter ended September 30, 2023. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K, which is incorporated into this item by reference.

The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01.	Other Events.

On November 14, 2023, the Company announced that the Company’s board of directors authorized a normal course issuer bid (the “NCIB”) to purchase up to 15,000,000 of the Company’s common shares (the “Common Shares”), representing approximately 3.6% of its issued and outstanding Common Shares as at November 9, 2023. The NCIB is subject to the approval of the CBOE Canada Exchange (the “CBOE”).

The Company is undertaking the NCIB because its management believes that, currently, and from time to time, the market price of its Common Shares may not reflect the underlying value of the Company’s business and prospects. Management believes that, at such times, the purchase of Common Shares for cancellation or other approved corporate purposes would be in the best interests of the Company’s shareholders and an appropriate use of its cash on hand.

It is expected that the NCIB period will begin on or around November 16, 2023 and will end at the latest on or around November 15, 2024. Daily purchases under the NCIB will be limited based on the applicable rules and policies of the CBOE. The actual number of Common Shares to be purchased, and the timing of any such purchases, will be determined by the Company, subject to the applicable rules and policies of the CBOE. The Company will only make purchases under the NCIB once all regulatory approvals are obtained.

The Company has appointed Canaccord Genuity Corp. to coordinate and facilitate purchases under the NCIB. Although the Company presently intends to purchase Common Shares under its NCIB, there can be no assurances that any such purchases will be completed. The purchases will be made through the facilities of the CBOE and/or any alternative trading system in Canada. The Company will pay the market price for the Common Shares at the time of acquisition and the purchases will be made in accordance with applicable regulatory requirements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CANNABIST COMPANY HOLDINGS INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: November 14, 2023